March 29
2017

Sidoti & Company Spring 2017 Convention

Lee D. Rudow
President and CEO

Michael J. Tschiderer
Chief Financial Officer

TRANSCAT®
Trust in every measure

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions. Forward-looking statements are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could" and other similar words. All statements addressing operating performance, events or developments that Transcat, Inc. ("Transcat" or the "Company") expects or anticipates will occur in the future, including but not limited to statements relating to anticipated revenue, profit margins, sales operations, capital expenditures, cash flows, operating income, growth strategy, segment growth, potential acquisitions, integration of acquired businesses, market position, customer preferences, outlook and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Transcat's Annual Report and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements. Except as required by law, the Company disclaims any obligation to update, correct or publicly announce any revisions to any of the forward-looking statements contained in this presentation.

A Leader in a Fragmented Calibration & Laboratory Instrument Service Market

Value-Added Distributor of Test, Measurement & Control Instrumentation

- ✓ Service segment is our primary growth engine
- ✓ Achieved critical revenue mass in the Service segment
- ✓ Long-term operating earnings to grow faster than revenue
- ✓ Distribution segment gaining traction through diversification
- ✓ Strong leadership in place to drive TRNS to next level

Market Capitalization	$87.1 Million	Common Shares Outstanding		7.0 Million
52-Week Price Range	$8.26- $14.05	Ownership:	Institutions	56%
Average Volume (3 mo.)	11,400		Insiders	6%
Recent Price	$12.40	Adjusted EBITDA* (Q3 FY17 TTM)		$13.8 Million
		EPS (Q3 FY17 TTM)		$0.64

Market data as of March 22, 2017 [Source: Bloomberg, including intra-day pricing]; ownership as of most recent filing
** See supplemental slides for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA*

Two Complementary Segments

- Service
  - Double-digit growth
  - Recurring revenue stream
  - Strong operating leverage
  - Driven by regulation

- Distribution
  - New test equipment
  - Rentals
  - Used equipment
  - Strong cash generation


Service
$69.1MM
(50%)
Distribution
$69.2MM
(50%)

Q3 FY 2017 TTM Revenue: $138.3MM

✓ **Unique value proposition**
✓ **Leverage between segments**

Calibration Services Market

$1.0 Billion Addressable Market[1]


25%
OEMs
40%
3rd Party Service Providers
35%
In-house Laboratories

#2 in Market Share by Revenue for 3rd Party Service Providers[2]


22%
20%
Transcat 18%
19%
10%
11%
Tektronix
Transcat
Trescal
SIMCO Electronics
Regionals ($5mm-$15mm)
Others (highly fragmented; $500k-$5mm)

[1] Estimated Addressable North American Calibration Market
[2] Percentage of Revenue (North America), Company estimates

Unique Service Value Proposition

22 Locations to Serve Customers in the U.S., Canada and Puerto Rico

Flexible Service Delivery Options:

- Permanent on-site
- Periodic on-site
- Mobile
- In-house
- Pickup & Delivery


Portland
Los Angeles
Irvine
San Diego
Phoenix
Denver
Houston
Milwaukee
St. Louis
Ft. Wayne
Dayton
Nashville
Charlotte
Pittsburgh
Harrisburg
Philadelphia
Toronto
Ottawa
Montreal
Rochester
Boston
San Juan
Map Legend
Headquarters
Calibration Labs

Broad and Diverse Blue Chip Customer Base

Percentage of Service Revenue*


Other
18%
Aerospace & Defense
5%
Chemical
6%
Energy/Utilities
7%
Industrial
21%
Life Science /
FDA-regulated
43%

DU PONT | United Technologies | EXXON | MERCK | Johnson & Johnson

** Company estimates*

Full Suite of Products and Services

Unique Among Competition


New Instrument Calibration
Calibration Services
Validation & Laboratory Services
Product Distribution and Rental (New & Used Equipment)
Superior Quality

- Serve an expanded Life Science market
- Mission critical services

Financial Results

TRANSCAT Trust in every measure

Consolidated Results

($ in millions)

Consolidated Revenue


6% CAGR*
$112.3
$118.5
$123.6
$122.2
$138.3
FY 2013
FY 2014
FY 2015
FY 2016
Q3 FY2017 TTM

Consolidated Operating Income


7% CAGR*
$5.9
$6.7
$6.8
$6.3
$7.6
FY 2013
FY 2014
FY 2015
FY 2016
Q3 FY2017 TTM

Distribution Service

*FY 2013 – Q3 FY 2017 TTM

Record Service Segment Performance

($ in millions)

Service Revenue


$40.7
$48.2
$51.8
$59.2
$69.1
FY 2013
FY 2014
FY 2015
FY 2016
Q3 FY2017 TTM

Service Operating Income


$1.3
$2.4
$3.7
$4.2
$4.6
3.2%
4.9%
7.1%
7.0%
6.7%
% of Service Revenue
FY 2013
FY 2014
FY 2015
FY 2016
Q3 FY2017 TTM

- Solid organic revenue growth and acquisitions drove segment
- 31 consecutive quarters of YOY revenue growth
- Revenue: +25%
  (Q3 FY17 vs Q3 FY16)
- Operating margin affected by higher G&A expense allocation in FY2017

Distribution Rebound

($ in millions)

Distribution Sales


$71.6
$70.3
$71.8
$63.0
$69.2
FY 2013
FY 2014
FY 2015
FY 2016
Q3 FY2017 TTM

Distribution Operating Income


$4.6
$4.3
$3.1
$2.1
$2.9
6.5%
6.2%
4.3%
3.4%
4.3%
% of Distribution Sales
FY 2013
FY 2014
FY 2015
FY 2016
Q3 FY2017 TTM

- Sequential improvement in FY17
  - Incremental Excalibur sales
  - Expansion of used equipment and rental business
  - Organic growth: Strong demand especially from alternative energy markets
- Operating margin expansion
  - Improved customer mix
  - High-margin rentals
  - Decreased G&A allocation in FY17

TRANSCAT Trust in every measure

Strong Cash Generation and Bottom-Line

($ in millions)

Adjusted EBITDA[1]



$8.9
$10.0
$10.3
$10.6
$13.8
$3.1
$4.6
$6.1
$7.5
$9.4
$5.8
$5.4
$4.1
$3.1
$4.4
FY 2013
FY 2014
FY 2015
FY 2016
Q3 FY2017 TTM
Distribution
Service

Net Income



$3.7
$4.0
$4.0
$4.1
$4.6
FY 2013
FY 2014
FY 2015
FY 2016
Q3 FY2017 TTM

EPS	**$0.49**	**$0.54**	**$0.57**	**$0.58**	**$0.64**

- Service segment Adjusted EBITDA
  +35% in Q3 FY17
  +32% 4-year CAGR
- Distribution segment generates significant cash
- Net income: +6% CAGR
- Expect tax rate to range between 36% and 38% in fiscal 2017[2]

[1] See supplemental slides for a description of this non-GAAP financial measure, for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.

[2] FY 2017 tax rate guidance provided as of January 31, 2017

CAGR calculated FY 2013 – Q3 FY 2017 TTM

All figures are rounded to the nearest million; therefore, totals shown in graphs may not equal the sum of the segments.

Balance Sheet Supports Growth Strategy

($ in millions)

Total Debt


$8.0
$7.6
$12.2
$19.1
$26.2
FY 2013
FY 2014
FY 2015
FY 2016
Q3 FY 2017

- Acquisitions
  - $13.9 million in FY16
  - $7.6 million in Q1 FY17
- Financial Flexibility
  - Strong cash generation
  - $12.9 million available on credit facility as of December 24, 2016

Debt to Total Capitalization


20.2%
20.2%
26.2%
32.9%
38.2%
FY 2013
FY 2014
FY 2015
FY 2016
Q3 FY 2017

Capital Expenditures


$2.7
$2.0
$3.5
$4.1
$5.0-$5.5
$4.1
FY17 YTD
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017E*

** FY 2017 capital expenditure guidance provided as of January 31, 2017*

Generating Cash to Drive Key Investments

FY 2009 to Q3 FY 2017

($ in millions)



$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$0.2
$27.9
$24.7
$26.2
$2.0
($21.9)
($50.6)
($8.5)
$0.6
FY2009 Cash & Investments, Net
Net Income
D&A and Working Capital Change
Financing/Other
FX Effect
Capital Expenditures
Business Acquisitions
Repurchase of Common Stock (largely in FY2014)
Q3 FY2017 Cash & Investments, Net
Sources of Cash
Uses of Cash

Growth Strategy and Outlook

TRANSCAT Trust in every measure

Diversification Driving Distribution

Why the pivot in strategy?

- Great synergies between Distribution and Service Segments
- Leverage of current infrastructure
- Higher gross margins on used and rental equipment
- Well indexed web domain
- Differentiation through "value add"


New Instrument Sales
Then
Lead Generation for Service Business
Used Equipment Sales
Rental of Test Instruments
New Instrument Sales
Now

Drive Double-Digit Service Growth

- Take market share from 3rd party providers and OEMs
- Capture outsourcing of internal labs
- Continually enhancing our C3 Asset Management software (web-based customer portal)


Organic Growth Strategy
Acquisition Strategy

- Geographic expansion
- Increased capabilities and expertise
- Bolt-on/leverage infrastructure
- Sweet spot = revenue of $500K - $5M
- Pay 4-6x EBITDA with 15% IRR threshold

Executing Acquisition Strategy


Westcon
ACA Tmetrix
CMC Instrument Services
Anacor Compliance Services
Ulrich Metrology
Calibration Technologies
Spectrum Technologies
Excalibur Engineering
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
FY 2015
FY 2016
FY 2017
United Scale and Engineering
Wind Turbine Tools
Newark Calibration Services
Cal-Matrix Metrology
Apex Metrology Solutions
Anmar Metrology
Dispersion Laboratory

Recent Acquisition Drivers

	Geographic Expansion	*Increased Capabilities and Expertise*	*Leveraged Infrastructure*
Excalibur Engineering	✓	✓	✓
Dispersion Laboratory		✓	✓
Spectrum Technologies	✓	✓	
Anmar Metrology	✓		
Calibration Technologies		✓	

FY 2017 Outlook*

- Reaffirm solid organic growth in the Service segment
  - Gross and operating margins leverage to continue
  - Remain selective and disciplined in acquisition approach
- Optimistic Distribution segment performance will continue
  - Continue to expand high-margin rental and used equipment business
- Expect strong consolidated results in fiscal 2017
- Reaffirm CapEx spend of $5.0 million to $5.5 million

Long-term Objectives *(within 3-4 years)*

- $175 million to $200 million revenue
- Continued improvement in margin leverage as revenue grows

** Outlook provided as of January 31, 2017*

March 29
2017

Sidoti & Company
Spring 2017 Convention

TRANSCAT®
Trust in every measure

Supplemental Information

TRANSCAT® Trust in every measure

TRANSCAT® Trust in every measure

Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2013	FY 2014	FY 2015	FY 2016	Q3 FY 2017 TTM
Net Income	$ 3,704	$ 3,984	$ 4,026	$ 4,124	$ 4,587
+ Interest	117	130	234	247	595
+ Other Expense / (Income)	111	129	111	48	54
+ Tax Provision	2,014	2,462	2,397	1,883	2,356
Operating Income	$ 5,946	$ 6,705	$ 6,768	$ 6,302	$ 7,592
+ Depreciation & Amortization	2,702	2,945	3,090	3,946	5,902
+ Other (Expense) / Income	(111)	(129)	(111)	(48)	(54)
+ Noncash Stock Comp	343	527	507	359	391
Adjusted EBITDA	**$ 8,880**	**$ 10,048**	**$ 10,254**	**$ 10,559**	**$ 13,831**

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. Our management believes Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of its core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, our management uses Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is also commonly used by rating agencies, lenders and other parties to evaluate our credit worthiness. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

Segment Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2013	FY 2014	FY 2015	FY 2016	Q3 FY 2017 TTM
Service Operating Income (loss)	$ 1,311	$ 2,379	$ 3,693	$ 4,155	$ 4,647
+Depreciation & Amortization	1,740	2,144	2,362	3,216	4,610
+Other (Expense) / Income	(84)	(141)	(138)	(64)	(54)
+Noncash Stock Comp	150	230	224	171	186
Service Adjusted EBITDA	$ 3,117	$ 4,612	$ 6,141	$ 7,478	$ 9,389
Distribution Operating Income	$ 4,635	$ 4,326	$ 3,075	$ 2,147	$ 2,945
+Depreciation & Amortization	962	801	728	730	1,292
+Other (Expense) / Income	(27)	12	27	16	-
+Noncash Stock Comp	193	297	283	188	205
Distribution Adjusted EBITDA	$ 5,763	$ 5,436	$ 4,113	$ 3,081	$ 4,442
Service	$ 3,117	$ 4,612	$ 6,141	$ 7,478	$ 9,389
Distribution	$ 5,763	$ 5,436	$ 4,113	$ 3,081	$ 4,442
Total Adjusted EBITDA	**$ 8,880**	**$ 10,048**	**$ 10,254**	**$ 10,559**	**$ 13,831**

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. Our management believes Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of its core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, our management uses Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is also commonly used by rating agencies, lenders and other parties to evaluate our credit worthiness. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

Seasoned Executive Team Driving Growth

Lee D. Rudow
President and Chief Executive Officer

- More than 31 years of industry experience
- Demonstrated growth record
- Joined Transcat in 2011

Ben Hawley
Vice President of Operational Excellence

- 30 years of senior leadership in business process re-engineering and enterprise quality assurance
- Joined Transcat in January 2017

Rob A. Flack
Vice President of Service Sales & Operations

- 18 Years in Service Segment; previously with Davis Calibration and Tektronix
- Joined Transcat in 2014

Jennifer J. Nelson
Vice President of Human Resources

- More than 17 years of comprehensive HR experience
- Joined Transcat in 2012

Mike W. West
Vice President of Inside Sales & Marketing

- Provided services on a consulting basis for several years prior to joining Transcat
- Joined Transcat in 2014

Michael J. Tschiderer
Chief Financial Officer

- Public company, PE and VC experience
- Joined Transcat in 2015